POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that TANAKA Funds, Inc. (the "Corporation") constitutes and appoints Margaret A. Bancroft, Jennifer O. Epstein, Gregory S. Konzal. Paul Weisenfeld and Michael Andersen and each of them, as its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to the Corporation, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the aforesaid and hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November   , 1998

                                              TANAKA FUNDS, INC.



                                              By:/S/ Graham Y. Tanaka
                                                  --------------------
                                              Name:  Graham Y. Tanaka
                                              Title: President

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Jennifer O. Epstein, Gregory S. Konzal, Paul Weisenfeld and Michael Andersen and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to TANAKA Funds, Inc. (the "Corporation"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                               Title              Date
---------                               -----              ----

/s/ Graham Y. Tanaka
--------------------
Graham Y. Tanaka                        Director           November   , 1998

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Jennifer O. Epstein, Gregory S. Konzal, Paul Weisenfeld and Michael Andersen and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to TANAKA Funds, Inc. (the "Corporation"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                               Title              Date
---------                               -----              ----

/s/ Charles A. Dill
-------------------
Charles A. Dill                         Director           November   , 1998

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Jennifer O. Epstein, Gregory S. Konzal, Paul Weisenfeld and Michael Andersen and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to TANAKA Funds, Inc. (the "Corporation"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                               Title              Date
---------                               -----              ----

/s/ David M. Fox
----------------
David M. Fox                            Director           November   , 1998

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Jennifer O. Epstein, Gregory S. Konzal, Paul Weisenfeld and Michael Andersen and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to TANAKA Funds, Inc. (the "Corporation"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                               Title              Date
---------                               -----              -----

/s/ Thomas R. Schwarz
---------------------
Thomas R. Schwarz                       Director           November   , 1998

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Jennifer O. Epstein, Gregory S. Konzal, Paul Weisenfeld and Michael Andersen and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to TANAKA Funds, Inc. (the "Corporation"), and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of the Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                               Title              Date
---------                               -----              ----

/s/ Scott D. Stooker
--------------------
Scott D. Stooker                        Director           November   , 1998